Salomon Brothers
                 High Income Fund Inc


                 Semi-Annual Report
                 June 30, 2000


---------------------------------------------------------
                        Salomon Brothers Asset Management
                        ---------------------------------------------------

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

July 28, 2000

Dear Shareholders:

We are pleased to provide this semi-annual report for the Salomon Brothers High Income Fund Inc ("Fund") as of June 30, 2000. Included are market commentary, a schedule of the Fund's investments as of June 30, 2000 and financial statements for the period ended June 30, 2000. The Fund distributed income dividends totaling $0.75 per share during the period. The table below shows the annualized distribution rate and the total return for the period covered by this report based on the Fund's June 30, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price 1:

                 Price                  Annualized              Six-Month
               Per Share            Distribution Rate 2        Total Return 2
              ----------            -------------------        --------------
             $11.18 (NAV)                 13.42%                  (0.59)%
             $12.25 (NYSE)                12.24%                  14.21%

In comparison, during the same period, the Salomon Smith Barney High Yield Market Index 3 returned a negative 1.42% and the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") 4 returned 8.10%. On June 30, 2000, 66.1% of the Fund's long-term investments were in U.S. high-yield corporate bonds and 28.0% of the Fund's long-term investments were invested in securities of emerging market issuers, including both obligations of sovereign and corporate issuers.

U.S. HIGH-YIELD MARKET

For the six months ended June 30, 2000, the high-yield bond market returned a negative 1.42%, as reported by the Salomon Smith Barney High Yield Market Index. Interest rate and inflation concerns were serious issues for the high-yield bond market throughout the period.

As the Federal Reserve Board ("Fed") raised interest rates by 25 basis points 5 in February and the Nasdaq6 market turned in a relatively strong performance early in calendar year 2000, a string of mutual fund inflows ensued as investors fled the interest rate-sensitive fixed-income markets for the

-------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of all the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.
2 Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and /or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.125 for twelve months. This rate is as of July 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
3 The Salomon Smith Barney High Yield Market Index covers a significant portion of the below investment-grade U.S. corporate bond market.
4 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market.
5   A basis point is 0.01% or one one-hundredth of a percent.
6 The Nasdaq is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

red-hot stock markets. As the U.S. stock markets became more volatile in March and April and the Fed announced a 50-basis point interest rate increase with a tightening bias in May, mutual fund outflows intensified as investors focused on the potential for further interest rate increases. Investors also increasingly considered the possibility of a cyclical downturn in the near term, which would exacerbate already high default rates.

As a result, mutual fund outflows for the period totaled $5.9 billion. In June, however, benign economic data and a more passive Fed mitigated interest rate concerns while the high absolute yields available in the high-yield bond market attracted investors from the volatile equity markets. As a result, the high-yield bond market saw in June its first month of positive mutual fund flows in 2000 and returned 2.25% for the month, according to the Salomon Smith Barney High Yield Market Index.

For the six months ended June 30, 2000, the top performing sectors in the high-yield bond market included telecommunications, energy, technology, utilities and gaming. The performance of the telecommunications sector was driven by explosive industry growth, continued mergers and acquisitions and equity investment activity. High product prices supported positive performance in energy. The technology sector's performance benefited from good 1999 fourth quarter results and the popularity of the sector in the stock markets early in the period. Utilities and gaming, which are generally composed of higher-rated issuers, benefited from investors' preference for higher-quality issues.

The most significant underperforming sectors consisted of automotive, steel/metals, capital goods, leisure/lodging, supermarkets/drugstores and services/other. Automotive was adversely affected by weakness in the parts aftermarket. The steel/metals sector performance was hurt by product price weakness. Additionally, automotive, steel/metals and capital goods were negatively impacted by increased cyclical concerns. Leisure/lodging was adversely affected by operating difficulties at several issuers resulting from overcapacity in the theatre operator sector. The performance of the supermarkets/drugstores sector was adversely affected by difficulties at Rite Aid and Pathmark.

In terms of credit quality, BB issues outperformed B issues (as measured by the Salomon Smith Barney High Yield Market Index), which in turn, outperformed CCC issues as investors continued to favor the greater liquidity and higher credit quality offered by BB issues. BB, B and CCC issues returned 0.28%, negative 2.01% and negative 3.92%, respectively, for the period.

The Fund benefited from overweightings in energy and gaming. It was also helped by an underweighting in leisure/lodging. Performance was hurt, however, by overweightings in automotive and capital goods and underweighting in telecommunications and utilities. During the course of the period, the Fund responded to market conditions by shifting from market-weighted positions to overweightings in energy and gaming, shifting its holdings in the steel/metals sector to an underweighting from an overweighting, increasing its positions in telecommunications and utilities companies and reducing its position in the automotive sector.

U.S. HIGH-YIELD

MARKET OUTLOOK On June 30, 2000, the high-yield bond market yielded 12.52%, as represented by the Salomon Smith Barney High Yield Market Index, up from 11.41% at year-end 1999. The excess yield over U.S. Treasuries was 6.40%, up from 5.00% at 1999 year-end. We believe that these levels represent attractive long-term value.

Going forward, we expect the high-yield bond market to continue to experience volatility over the course of the year primarily as a result of several technical factors, including: (i) mutual fund flows,

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

(ii) continued concerns regarding default rates, (iii) reduced secondary market liquidity and (iv) continuing cyclical concerns. In light of these conditions, we are pursuing a conservative investment strategy geared to overweighting BB credits and aggressively pursuing selective opportunities in undervalued B and CCC credits.

EMERGING MARKET DEBT

Emerging market debt returned 8.10% as measured by the EMBI+. Rising oil prices and rising interest rates were the predominant fundamental factors impacting returns during the year.

Individual country returns were dominated by Russia which gained 49.78% during the period. Overall market performance was good with 12 of 16 index countries generating positive results although no countries generated returns approaching Russia's.

The performance of the Fund and the emerging debt markets was particularly strong in light of the difficult fixed-income environment. The Fed raised interest rates three times during the period, moving the federal funds rate from 5.50% to 6.50%. This aggressive stance by the Fed was an attempt to slow the rate of U.S. economic growth and keep inflation under control. The aggressive Fed activity and widening spreads led to subpar returns in most fixed-income asset classes other than emerging markets debt.

Commodity prices in general, and oil prices in particular, moved higher during the year. Oil prices began the fiscal year at $25 per barrel and ended the year over $32 per barrel. A price increase of this magnitude has a beneficial effect on all oil producers. Russia, Venezuela, and Algeria all experienced measurable improvements in their credit quality over the period due to rising oil and gas prices.

The spread on the EMBI+ ended the period at 712 basis points over U.S. Treasuries, 112 basis points tighter than year-end 1999 levels.

Individual country performance the period followed the period of 1999, with Russian returns driving the overall Index. While 12 of 16 EMBI+ countries generated positive returns for the period, no country's performance approached the level of Russia's 49.78% return.

No country in the EMBI+ experienced a wider range of fundamental developments than Russia during the Fund's period.

o Boris Yeltsin resigned his presidency at the beginning of the period and Vladimir Putin was elected President.

o Duma elections in December reduced the influence of the Communist party and made the moderate bloc the largest faction in the Congress. This development presumably creates a more constructive environment for Duma-government relations.

o The Duma passed the 2000 budget which emphasizes increased tax collection and deficit reduction.

o The first quarter federal budget surplus was 0.7% of Gross Domestic Product ("GDP") as revenue from tax collections soared.

o The Russian government agreed on terms to exchange defaulted former Soviet debt for new Eurobonds. The terms reduce Russia's debt burden by over 50% on a net present value basis. The deal is expected to close in late July.

These events helped Russia generate the best returns of any EMBI+ country, up 49.78% during the period.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Mexico's foreign currency debt rating was upgraded by Moody's Investors Service, Inc. to investment grade ("Baa3"). The ratings agency cited sound fiscal policies, increased political stability and a reduced debt burden in explaining its rationale for the upgrade. Mexico has been viewed as a safe haven in the emerging markets. It generated returns of 7.88% during the period, driven by ratings upgrade, rising oil prices, strong exports and an unusually calm political environment. The ratings upgrade attracted additional investors into emerging markets debt as Mexico was added to investment grade debt indexes.

Venezuela returned 7.48% for the first half of the fiscal year. Oil price strength has continued to be a bright spot for the Venezuelan economy. The additional revenue from oil has helped limit the size of the federal budget deficit during a period of economic contraction. Venezuela continues to finance its fiscal deficit domestically, without turning to international capital markets. Political uncertainty weighed on Venezuelan debt during the latter part of the fiscal year. Elections were postponed from late May and rescheduled for late July. We expect President Chavez to be reelected in July.

EMERGING MARKET DEBT OUTLOOK

The overall tone in emerging markets remains positive. Spreads of 712 basis points over U.S. Treasuries, in our view, represent good value, especially in light of the strong economic fundamentals and stable politics in most emerging countries. The technical picture in emerging markets is also encouraging. Market liquidity remains at very satisfactory levels while hedge fund activity in the market has been curtailed, leading to a reduction in volatility.

                                     * * * *

In a continuing effort to provide information concerning the Salomon Brothers High Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current NAV, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your Salomon Brothers High Income Fund Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449. (1-718-921-8200 if you are calling from within New York City.)

We at Salomon Brothers Asset Management appreciate your investment in the Salomon Brothers High Income Fund Inc. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                 /s/ Peter J. Wilby

Heath B. McLendon                     Peter J. Wilby
Chairman                              Executive Vice President

/s/ Beth Semmel                      /s/ James E. Craige

Beth Semmel                           James E. Craige
Executive Vice President              Executive Vice President

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Schedule of Investments (unaudited)
June 30, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
Corporate Bonds -- 66.1%
Basic Industries -- 5.1%
  $  500,000         AEI Holding Co., Inc., Company Guaranteed, 10.500% due 12/15/05 (a) .   $    102,500
     250,000         AK Steel Corp., Company Guaranteed, 7.875% due 2/15/09 ..............        223,125
     800,000         Berry Plastics Corp., Sr. Sub. Notes, 12.250% due 4/15/04 ...........        763,000
   1,000,000         Holt Group, Sr. Notes, 9.750% due 1/15/06 ...........................        100,000
     125,000         LTV Corp., Sr. Notes, 11.750% due 11/15/09 ..........................        105,625
     375,000         Lyondell Chemical Co., Secured Notes, Series B, 9.875% due 5/1/07 ...        371,250
     250,000         Murrin Murrin Holdings Property, Sr. Notes, 9.375% due 8/31/07 ......        217,500
     375,000         Owens-Illinois Inc., 7.500% due 5/15/10 .............................        322,031
                     Radnor Holdings Corp.:
     150,000           Series B, Company Guaranteed, 10.000% due 12/1/03 .................        135,000
     350,000           Sr. Notes, 10.000% due 12/1/03 ....................................        315,000
     750,000         Republic Technology/RTI Capital, 13.750% due 7/15/09 ................        135,938
                                                                                               ----------
                                                                                                2,790,969
                                                                                               ----------
Building/Construction -- 0.7%
     375,000         Nortek Inc., Sr. Sub. Notes, 9.875% due 3/1/04 ......................        358,125
                                                                                               ----------
Consumer Cyclicals -- 5.8%
     500,000         AmeriKing Inc.,Sr. Notes, 10.750% due 12/1/06 .......................        423,125
     500,000         Aztar Corp., Sr. Sub. Notes, 8.875% due 5/15/07 .....................        473,750
     250,000         Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07 .......        166,250
     375,000         HMH Properties, Inc., Sr. Notes, Series C, 8.450% due 12/1/08 .......        349,219
     780,000         Mattress Discounters Co., Sr. Notes, 12.625% due 7/15/07 ............        713,700
   1,000,000         Pillowtex Corp., Series B, Company Guaranteed, 9.000% due 12/15/07 ..        350,000
     550,000         WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05 ...............        462,000
     500,000         Worldtex Inc., Series B, Company Guaranteed, 9.625% due 12/15/07 ....        190,000
                                                                                               ----------
                                                                                                3,128,044
                                                                                               ----------
Consumer Non-Cyclicals -- 10.2%
     500,000         Circus Circus Enterprise, Sr. Sub. Notes, 9.250% due 12/1/05 ........        485,000
     375,000         Columbia/HCA Healthcare Co., 6.910% due 6/15/05 .....................        343,125
     375,000         Fresenius Medical Capital Trust, Company Guaranteed, 7.875% due 2/1/08       334,688
     500,000         Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05        471,250
     250,000         Home Interiors & Gifts Inc., Company Guaranteed, 10.125% due 6/1/08..        143,750
     500,000         MGM Grand Inc., Company Guaranteed, 9.750% due 6/1/07 ...............        511,250
   1,400,000         Nebco Evans Holding Co., Sr. Discount Notes, (zero coupon until 7/15/02,
                       12.375% thereafter), due 7/15/07 (b)(c) ...........................         1,750

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                         Page 5

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

June 30, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 10.2% (continued)
   $ 750,000         North Atlantic Trading, Company Guaranteed, 11.000% due 6/15/04 .....   $    680,625
     500,000         Park Place Entertainment Corp., Sr. Sub. Notes, 9.375% due 2/15/07 (a)       501,250
     750,000         Pueblo Xtra International, Inc., Sr. Notes, Series C, 9.500% due 8/1/03      348,750
                     Revlon Consumer Products Corp.:
     500,000           Sr. Notes, 9.000% due 11/1/06 .....................................        362,500
     100,000           Sr. Sub. Notes, 8.625% due 2/1/08 .................................         51,000
     250,000         Simmons Co., Sr. Sub. Notes, Series B, 10.250% due 3/15/09 ..........        223,125
     375,000         Tenet Healthcare Corp., Sr. Notes, 9.250% due 9/1/10 (a) ............        379,688
     719,000         Waterford Gaming LLC, Sr. Notes, 9.500% due 3/15/10 (a) .............        693,835
                                                                                               ----------
                                                                                                5,531,586
                                                                                               ----------
Energy -- 6.1%
     250,000         Belco Oil & Gas Corp., Company Guaranteed, Series B, 10.500% due 4/1/06      252,813
     500,000         Benton Oil & Gas Co., Sr. Notes, 11.625% due 5/1/03 .................        322,500
     420,000         Canadian Forest Oil Ltd., Company Guaranteed, 8.750% due 9/15/07 ....        396,900
     500,000         Continental Resources, Company Guaranteed, 10.250% due 8/1/08 .......        448,750
     500,000         Key Energy Services Inc., Company Guaranteed, Series B, 14.000% due 1/15/09  565,000
     500,000         Lomak Petroleum, Company Guaranteed, 8.750% due 1/15/07 .............        432,500
     375,000         Pioneer Natural Resource Co., Company Guaranteed, 9.625% due 4/1/10 .        387,656
     500,000         Plains Resources Inc., Sr. Sub. Notes, 10.250% due 3/15/06 (a) ......        506,250
                                                                                               ----------
                                                                                                3,312,369
                                                                                               ----------
Financial Services -- 2.2%
     493,850         Airplanes Pass Through Trust, 10.875% due 3/15/19 ...................        401,199
                     Contifinancial Corp., Sr. Notes:
     500,000           7.500% due 3/15/02 (b)(c) .........................................         62,500
   1,000,000           8.375% due 8/15/03 (b)(c) .........................................        125,000
     250,000           8.125% due 4/1/08 (b)(c) ..........................................         31,250
     750,000         Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700% due 3/15/23     600,000
                                                                                               ----------
                                                                                                1,219,949
                                                                                               ----------
Manufacturing -- 10.3%
   1,000,000         Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (b)(c) .         11,250
     375,000         Federal-Mogul Co., 7.375% due 1/15/06 ...............................        272,812
     750,000         Foamex L.P., Company Guaranteed, 9.875% due 6/15/07 .................        574,688
     600,000         High Voltage Engineering Corp., Sr. Notes, 10.500% due 8/15/04 ......        417,000
     250,000         Hines Horticulture, Inc., Sr. Sub. Notes, Series B, 11.750% due 10/15/05     251,250
     750,000         JH Heafner Co., Sr. Notes, 10.000% due 5/15/08 ......................        551,250
     500,000         JL French Auto Casting, Sr. Sub. Notes, 11.500% due 6/1/09 ..........        457,500
     500,000         Jordan Industries, Sr. Notes, Series D, 10.375% due 8/1/07 ..........        460,000

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

June 30, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
Manufacturing -- 10.3% (continued)
  $  500,000         Key Plastics, Inc., Sr. Sub. Notes, Series B, 10.250% due 3/15/07 (b)(c)    $ 42,500
     750,000         Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08 ...........        135,000
     750,000         Motors & Gears, Inc., Sr. Notes, 10.750% due 11/15/06 ...............        725,625
   1,000,000         Neenah Corp., Sr. Discount Notes, 11.125% due 5/1/07 ................        740,000
     500,000         Sequa Corp., Sr. Notes, 9.000% due 8/1/09 ...........................        482,500
     250,000         Tenneco Automotive Inc., Sr. Sub. Notes, 11.625% due 10/15/09 .......        223,750
     250,000         Winsloew Furniture, Inc., Sr. Sub. Notes, 12.750% due 8/15/07 .......        231,250
                                                                                               ----------
                                                                                                5,576,375
                                                                                               ----------
Media - Cable -- 6.7%
                     Adelphia Communications Corp., Sr. Notes:
     170,970           9.500% due 2/15/04 ................................................        165,841
     450,000           Series B, 9.875% due 3/1/07 .......................................        432,000
     500,000         Charter Communications Holdings LLC, Sr. Notes, 8.625% due 4/1/09 ...        441,875
     350,000         Charter Communications Inc., Sr. Discount Notes, (zero coupon until 4/1/04,
                       9.920% thereafter), due 4/1/11 ....................................        199,500
     250,000         CSC Holdings, Inc., Sr. Sub. Notes, 9.875% due 4/1/23 ...............        257,500
     500,000         Diamond Cable Co., Sr. Discount Notes, (zero coupon until 12/15/00,
                       11.750% thereafter), due 12/15/05 .................................        476,875
   1,250,000         NTL Inc., Sr. Notes, (zero coupon until 2/1/01, 11.500% thereafter),
                       due 2/15/06 .......................................................      1,159,375
     500,000         Transwestern Publishing Co., Sr. Sub. Notes, 9.625% due 11/15/07             485,000
                                                                                               ----------
                                                                                                3,617,966
                                                                                               ----------
Services/Other -- 5.4%
     750,000         Allied Waste Industries, Inc., Sr. Sub. Notes, 10.000% due 8/1/09 ...        630,000
     750,000         Avis Rent A Car, Inc., Company Guaranteed, 11.000% due 5/1/09 .......        785,625
     750,000         Axiohm Transaction Solutions Inc., Company Guaranteed, 9.750% due
                        10/1/07 (b)(c) ...................................................        155,625
     250,000         La Petite Academy Inc., Company Guaranteed, 10.000% due 5/15/08 .....        148,750
   1,000,000         Loomis Fargo & Co., Company Guaranteed, 10.000% due 1/15/04 .........        965,000
     250,000         Pierce Leahy Co., Company Guaranteed, 8.125% due 5/15/08 ............        221,250
                                                                                               ----------
                                                                                                2,906,250
                                                                                               ----------
Technology -- 1.0%
     500,000         Polaroid Corp., Sr. Notes, 11.500% due 2/15/06..........................     522,500
                                                                                               ----------
Telecommunications -- 10.1%
     500,000         Covad Communications Group, Sr. Notes, 12.000% due 2/15/10 (a).......        392,500
     500,000         Global Crossing Holding Ltd., Company Guaranteed, 9.125% due 11/15/06        481,250
   1,500,000         ICG Holdings Inc., Sr. Discount Notes, (zero coupon until 9/15/00,
                       13.500% thereafter), due 9/15/05...................................      1,458,750
   1,000,000         Intermedia Communications of Florida, Sr. Discount Notes, (zero
                       coupon until 7/15/02, 11.250% thereafter), due 7/15/07.............        790,000

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                         Page 7

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

June 30, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
Telecommunications -- 10.1% (continued)
  $1,500,000         Nextel Communications, Inc., Sr. Discount Notes, (zero coupon
                       until 2/15/03, 9.950% thereafter), due 2/15/08 ....................    $ 1,106,250
     500,000         Price Communications Wireless, Inc., Sr. Sub. Notes, 11.750% due 7/15/07     540,000
     500,000         PSINet Inc., Sr. Notes, 11.500% due 11/1/08 .........................        472,500
     250,000         Rogers Cantel, Inc., 9.375% due 6/1/08 ..............................        258,750
                                                                                               ----------
                                                                                                5,500,000
                                                                                               ----------
Transportation -- 1.2%
     375,000         Northwest Airlines, Inc., Company Guaranteed, 7.625% due 3/15/05 ....        331,875
     375,000         Stena AB, Sr. Notes, 8.750% due 6/15/07 .............................        329,063
                                                                                               ----------
                                                                                                  660,938
                                                                                               ----------
Utilities -- 1.3%
     375,000         Azurix Corp., Sr. Notes, 10.750% due 2/15/10 (a) ....................        362,812
     375,000         Calpine Corp., Sr. Notes, 7.750% due 4/15/09 ........................        355,312
                                                                                               ----------
                                                                                                  718,124
                                                                                               ----------
                     TOTAL CORPORATE BONDS (Cost -- $44,373,422) .........................     35,843,195
                                                                                               ----------

Convertible Bonds -- 1.1%
     750,000         Quantum Corp., 7.000% due 8/1/04 (Cost-- $621,758) ..................        592,972
                                                                                               ----------

Sovereign Bonds -- 28.0%
Argentina -- 4.9%
                     Republic of Argentina:
     350,000           11.375% due 3/15/10 ...............................................        319,375
   1,125,000           12.000% due 2/1/20 ................................................      1,032,187
   1,250,000           9.750% due 9/19/27 ................................................        975,000
     325,000           Variable Bond, 11.595% due 4/10/05 ................................        305,500
                                                                                               ----------
                                                                                                2,632,062
                                                                                               ----------
Brazil -- 6.0%
                     Federal Republic of Brazil:
      14,781           C Bond, 8.000% due 4/15/14 (d) ....................................         10,725
   1,375,000           DCB, Series L, 7.000% due 4/15/12 (d) .............................      1,015,781
     500,000           FLIRB, Series L, 5.000% due 4/15/09 (d) ...........................        386,875
   2,151,619           MYDFA, 6.8125% due 9/15/07 (d) ....................................      1,839,635
                                                                                               ----------
                                                                                                3,253,016
                                                                                               ----------
Bulgaria -- 2.0%
   1,475,000         Republic of Bulgaria, FLIRB, Series A, 2.750% due 7/28/12 (d) .......      1,087,812
                                                                                               ----------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.
Page 8

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

June 30, 2000

     Face
    Amount                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
Columbia -- 2.6%
                     Republic of Columbia:
 $   350,000           13.580% due 8/13/05 (d) ............................................  $    329,000
   1,300,000           11.750% due 2/25/20 ................................................     1,090,375
                                                                                               ----------
                                                                                                1,419,375
                                                                                               ----------
Croatia -- 0.0%
      21,955         Croatia, Series A, 7.0625% due 7/31/10 (d) ...........................        20,088
                                                                                               ----------

Ivory Coast -- 1.2%
   4,000,000         Ivory Coast, FLIRB, 2.000% due 3/29/18 (b)(c) ........................       640,000
                                                                                               ----------

Mexico -- 0.4%
     175,000         United Mexican States, 11.375% due 9/15/16 ...........................       200,550
                                                                                               ----------

Russia -- 5.6%
                     Russia:
                       Federation:
   2,000,000             11.750% due 6/10/03 ..............................................     1,858,750
   1,200,000             10.000% due 6/26/07 ..............................................       928,500
     300,000           Ministry of Finance, 12.750% due 6/24/28 ...........................       260,625
                                                                                               ----------
                                                                                                3,047,875
                                                                                               ----------
Venezuela -- 5.3%
                     Republic of Venezuela:
   2,050,000           13.625% due 8/15/18 ................................................     1,906,500
                       FLIRB:
     166,665             Series A, 7.4375% due 3/31/07 (d) ................................       136,665
     999,997             Series B, 7.4375% due 3/31/07 (d) ................................       819,998
                                                                                               ----------
                                                                                                2,863,163
                                                                                               ----------
                     TOTAL SOVEREIGN BONDS (Cost -- $14,311,189) ..........................    15,163,941
                                                                                               ----------
Loan Participations (d)(e) -- 2.5%
Algeria -- 1.8%
                     The People's Democratic Republic of Algeria:
     995,455           Tranche 1, 7.1875% due 9/4/06 (Chase Manhattan) ...................        820,006
     200,000           Tranche 3, 7.1875% due 3/4/10 (First Boston) ......................        155,500
                                                                                               ----------
                                                                                                  975,506
                                                                                               ----------
Morocco -- 0.7%
     400,143         Kingdom of Morocco, Tranche A, 7.750% due 1/1/09 (Chase Manhattan,
                       Morgan Guaranty Trust Company of New York) ........................        360,129
                                                                                               ----------
                     TOTAL LOAN PARTICIPATIONS (Cost -- $1,245,800) ......................      1,335,635
                                                                                               ----------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

June 30, 2000

    Shares                                          Security                                       Value
----------------------------------------------------------------------------------------------------------
Common Stock (c) -- 0.0%
       500           AmeriKing, Inc. (Cost -- $22,000) ...................................    $     5,000
                                                                                              -----------
Preferred Stock -- 0.0%
       925           AmeriKing, Inc. (f) .................................................          7,400
                     TCR Holding Corp.:
       803             Class B (c) .......................................................              8
       442             Class C (c) .......................................................              4
     1,165             Class D (c) .......................................................             12
     2,410             Class E (c) .......................................................             24
                                                                                              -----------
                     TOTAL PREFERRED STOCK (Cost -- $8,687) ..............................          7,448
                                                                                              -----------
Warrants (c) -- 0.0%
     2,500           In Flight Phone (Exercise price of $0.01 per share expiring 8/31/02,
                       each warrant exercisable for one share of common stock) ...........              0
       750           Republic Technology Corp., expire 7/15/09 ...........................             75
       250           Winsloew Furniture, Inc., expire 1/1/01 .............................          3,750
                                                                                              -----------
                     TOTAL WARRANTS (Cost -- $18,668) ....................................          3,825
                                                                                              -----------
    Face
   Amount
 ---------
Repurchase Agreement -- 2.3%
$1,279,000           SBC Warburg Dillon Read Inc., 6.550% due 7/3/00;
                       Proceeds at maturity -- $1,279,698; (Fully collateralized
                       by  U.S. Treasury Notes, 13.875% due 5/15/11;
                       Market value -- $1,304,875) (Cost -- $1,279,000) ..................      1,279,000
                                                                                              -----------
              Total Investments -- 100% (Cost -- $61,880,524*)............................    $54,231,016
                                                                                              ===========

---------------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Security is currently in default.
(c) Non-income producing securities.
(d) Rate shown reflects current rate on instruments with variable rate or step coupon rates.
(e) Participation interest was acquired through the financial institution indicated parenthetically.
(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

      Abbreviations used in this schedule:
      -----------------------------------
      C Bond -- Capitalization Bond.
      DCB    -- Debt Conversion Bond.
      FLIRB  -- Front-Loaded Interest Reduction Bond.
      FRB    -- Floating Rate Bond.
      PDI    -- Past Due Interest.

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.
Page 10

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Assets and Liabilities (unaudited)
June 30, 2000

Assets:
  Investments, at value (Cost -- $61,880,524) ............................................    $54,231,016
  Cash ...................................................................................            283
  Interest receivable ....................................................................      1,449,360
                                                                                              -----------
  Total Assets ...........................................................................     55,680,659
                                                                                              -----------

Liabilities:
  Payable for securities purchased .......................................................        251,375
  Dividends payable ......................................................................         51,033
  Management fee payable .................................................................         31,566
  Accrued expenses .......................................................................        188,294
                                                                                              -----------
  Total Liabilities ......................................................................        522,268
                                                                                              -----------
Total Net Assets .........................................................................    $55,158,391
                                                                                              ===========

Net Assets:
  Par value of capital shares ($0.001 par value, authorized 100,000,000 shares;
     4,931,642 shares outstanding) .......................................................    $     4,932
  Capital paid in excess of par value ....................................................     67,034,337
  Overdistributed net investment income ..................................................       (278,994)
  Accumulated net realized loss on investments ...........................................     (3,952,376)
  Net unrealized depreciation on investments .............................................     (7,649,508)
                                                                                              -----------
Total Net Assets .........................................................................    $55,158,391
                                                                                              ===========

Net Asset Value, per share ($55,158,391 / 4,931,642 shares) ..............................         $11.18
                                                                                                  =======


-------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                        Page 11

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2000

INVESTMENT INCOME:
  Interest................................................................................   $ 3,762,217
                                                                                             -----------

EXPENSES:
  Management fees (Note 2)................................................................       198,053
  Audit...................................................................................        30,416
  Directors' fees and expenses ...........................................................        23,935
  Shareholder and system servicing fees...................................................        22,937
  Shareholder communications..............................................................        22,937
  Legal ..................................................................................        22,439
  Registration fees.......................................................................        10,802
  Custody.................................................................................         8,976
  Other ..................................................................................         8,965
                                                                                             -----------
  Total Expenses..........................................................................        49,460
                                                                                             -----------
Net Investment Income.....................................................................     3,412,757
                                                                                             -----------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................................................    27,148,372
     Cost of securities sold..............................................................    27,410,078
                                                                                             -----------
  Net Realized Loss.......................................................................      (261,706)
                                                                                             -----------

  Change in Net Unrealized Depreciation on Investments:
     Beginning of period..................................................................    (4,163,273)
     End of period........................................................................    (7,649,508)
                                                                                             -----------
  Increase in Net Unrealized Depreciation.................................................    (3,486,235)
                                                                                             -----------
Net Loss on Investments...................................................................    (3,747,941)
                                                                                             -----------
Decrease in Net Assets From Operations....................................................   $  (335,184)
                                                                                             ===========

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.
Page 12

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2000 (unaudited) and the Year Ended December 31, 1999

                                                                                  2000            1999
---------------------------------------------------------------------------------------------------------
Operations:
  Net investment income ..................................................     $ 3,412,757   $ 6,562,758
  Net realized loss.......................................................        (261,706)   (3,038,228)
  (Increase) decrease in net unrealized depreciation......................      (3,486,235)       99,359
                                                                               -----------   -----------
  Increase (Decrease) in Net Assets From Operations ......................        (335,184)    3,623,889
                                                                               -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ..................................................      (3,691,751)   (6,562,758)
  Capital.................................................................              --      (779,990)
                                                                               -----------   -----------
  Decrease in Net Assets From Distributions to Shareholders ..............      (3,691,751)   (7,342,748)
                                                                               -----------   -----------

FUND SHARE TRANSACTIONS (NOTE 8):
  Proceeds from shares issued in reinvestment of dividends................         161,387       627,981
                                                                               -----------   -----------
  Increase in Net Assets From Fund Share Transactions.....................         161,387       627,981
                                                                               -----------   -----------
Decrease in Net Assets....................................................      (3,865,548)   (3,090,878)

Net Assets:
  Beginning of period.....................................................      59,023,939    62,114,817
                                                                               -----------   -----------
  End of period*..........................................................     $55,158,391   $59,023,939
                                                                               ===========   ===========
* Includes overdistributed net investment income of:.....................      $  (278,994)           --
                                                                               ===========   ===========

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.
                                                                        Page 13

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ("SSBC"), an affiliate of the Investment Manager pursuant to a Sub-Administration Agreement between the Investment Manager and SSBC.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

At June 30, 2000, the Investment Manager owned 10,056 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

Note 3. Portfolio Activity and Federal Income Tax Status

For the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ...............................................  $25,787,125
                                                           ===========
Sales ...................................................  $27,148,372
                                                           ===========

At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...........................  $ 2,185,947
Gross unrealized depreciation ...........................   (9,835,455)
                                                           -----------
Net unrealized depreciation .............................  $(7,649,508)
                                                           ===========
Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The cost of the Fund's loan participations was $1,245,800.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Note 6. Dividends Subsequent to June 30, 2000

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share for the months of July and August 2000, payable on July 28, 2000 and August 25, 2000 to shareholders of record on July 18, 2000 and August 15, 2000.

Note 7. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $2,961,000, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. Note 8. Capital Shares Capital stock transactions were as follows:

                                    Six Months Ended          Year Ended
                                      June 30, 2000       December 31, 1999
                                   ------------------    ------------------
                                   Shares     Amount      Shares     Amount
-----------------------------------------------------------------------------
Shares issued on reinvestment .... 14,048    $161,387     48,282    $627,981
-----------------------------------------------------------------------------

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Financial Highlights


Data for a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                              2000(1)       1999       1998      1997      1996     1995
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...       $ 12.00     $ 12.76   $ 14.92    $ 14.72   $ 13.50  $ 12.88
                                             --------    --------   -------   --------   -------  -------
Income (Loss) From Operations:
   Net investment income...............          0.69        1.34      1.34       1.43      1.52     1.52
   Net realized and unrealized gain (loss)      (0.76)      (0.60)    (1.89)      0.71      1.22     0.70
                                             --------    --------   -------   --------   -------  -------

Total Income (Loss) From Operations....         (0.07)       0.74     (0.55)      2.14      2.74     2.22
                                             --------    --------   -------   --------   -------  -------
Less Distributions From:
   Net investment income...............         (0.75)      (1.34)    (1.34)     (1.43)    (1.52)   (1.53)
   Net realized gains..................            --          --     (0.15)     (0.51)       --    (0.07)
   Capital.............................            --       (0.16)    (0.12)        --        --       --
                                             --------    --------   -------   --------   -------  -------
Total Distributions....................         (0.75)      (1.50)    (1.61)     (1.94)    (1.52)   (1.60)
                                             --------    --------   -------   --------   -------  -------
Net Asset Value, End of Period.........       $ 11.18     $ 12.00   $ 12.76    $ 14.92    $14.72   $13.50
                                             ========    ========   =======   ========   =======  =======
Per Share Market Value, End of Period..       $12.250    $11.4375   $14.625    $16.438   $15.375  $14.125
                                             ========    ========   =======   ========   =======  =======
Total Return, Based on Market Price(2).         14.21%++   (12.06)%   (0.89)%    20.93%    20.98%   23.83%
                                             ========    ========   =======   ========   =======  =======
Ratios to Average Net Assets:
   Operating expenses..................          1.23%+     1.20%     1.08%       1.10%     1.16%    1.22%
   Net investment income...............         12.03%+    10.86%     9.62%       9.53%    10.76%   11.68%
Net Assets, End of Period (000s).......       $55,158    $59,024   $62,115     $71,951   $70,301  $63,931
Portfolio Turnover Rate................          48.3%     100.3%    110.8%      112.2%    110.4%   128.2%

-------------------------------------------------------------------------------------------------------
(1) For the six months ended June 30, 2000 (unaudited).
(2) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
++  Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Selected Quarterly Financial Information (unaudited)


Summary of quarterly results of operations:

                                                                                          Net Realized
                                                                 Net Investment          & Unrealized
                                                                     Income               Gain (Loss)
                                                                ------------------    -------------------
Quarters Ended*                                                 Total   Per Share     Total     Per Share
---------------------------------------------------------------------------------------------------------
March 31, 1998...............................................  $1,663     $0.34       $  959      $ 0.20
June 30, 1998................................................   1,546      0.32       (2,419)      (0.50)
September 30, 1998...........................................   1,651      0.34       (9,027)      (1.86)
December 31, 1998............................................   1,651      0.34        1,271        0.27
March 31, 1999...............................................   1,593      0.33          166        0.03
June 30, 1999................................................   1,505      0.31         (645)      (0.13)
September 30, 1999...........................................   1,701      0.34        3,265)      (0.66)
December 31, 1999............................................   1,764      0.36          805        0.16
March 31, 2000...............................................   1,813      0.37        1,582)      (0.32)
June 30, 2000................................................   1,600      0.33        2,166)      (0.44)
---------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

                                                                        Page 19

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

S A L O M O N   B R O T H E R S   H I G H   I N C O M E   F U N D   I N C

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc
HEATH B. MCLENDON
      Managing Director, Salomon Smith Barney Inc.;
      President and Director,
      SSB Citi Fund Management LLC
      and Travelers Investment Advisors, Inc.
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

HEATH B. MCLENDON
      Chairman and President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
MAUREEN O'CALLAGHAN
      Executive Vice President
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
BETH A. SEMMEL
      Executive Vice President
PETER J. WILBY
      Executive Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

Salomon Brothers High Income Fund Inc

      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street, 46th Floor
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATENISLAND, NY
                                 PERMIT No. 169

                                  HIFSEMI 6/00